________________________________________ SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 26, 2002
Structured Asset Securities Corporation (Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	333-82146 (Commission File Number)	74-2440850 (I.R.S. Employer Identification No.)
101 Hudson Street Jersey City, New Jersey (Address of Principal Executive Offices)		07302 (Zip Code)

Registrant's telephone number, including area code: (201) 524-2437
No Change (Former Name or Former Address, if Changed Since Last Report)

       Item 5.  Other Events1

       Attached as Exhibit 23 to this Current Report is the consent of PricewaterhouseCoopers LLP to the use of such firm's name under the caption "Experts," and the incorporation by reference of such firm's report dated February 26, 2002 on its audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries, in the Prospectus (as defined herein) relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-3, Mortgage Pass-Through Certificates (the "Certificates"). The Certificates are offered pursuant to a prospectus supplement, dated February 26, 2002 (the "Prospectus Supplement"), and a prospectus, dated February 25, 2002 (together with the Prospectus Supplement, the "Prospectus"), which were filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-82146) (the "Registration Statement").

Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

           (a)     Not applicable.

           (b)     Not applicable.

           (c)     Exhibits:

                    23.            Consent of Experts and Counsel

____________________________ [1] Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION By: /s/ Ellen V. Kiernan Name: Ellen V. Kiernan Title: Vice President

Dated: February 26, 2002

EXHIBIT INDEX

Exhibit No.                           Description                                              Page No.

23                                          Consent of Experts and Counsel                  6

Exhibit 23 Consent of Experts and Counsel

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus Supplement of Structured Asset Securities Corporation relating to Mortgage Pass-Through Class A4 Certificates, Series 2002-3, of our reports, dated February 2, 2001, each of which is included or incorporated by reference in MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000, relating to our audits of: the consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000; and, the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000. We also consent to the reference to our firm under the caption "Experts."

  /s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York
February 26, 2002